SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2000



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                  1-12334                95-4114732
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067 (Address of principal executive offices) (Zip Code)


  Registrant's telephone number, including area code:   (281) 872-1170
  Registrant's telecopier number, including area code:  (281) 872-1213



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last rport)

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Item 5.    Other Events

      February 7, 2000 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (NASDAQ OTC BB SYMBOL: FPXA) today announced that the Renaissance U.S. Growth and Income Trust, PLC (LONDON STOCK EXCHANGE Symbol: RUG) and the Renaissance Capital Growth and Income Fund III, Inc. (NASDAQ Symbol: RENN) converted their combined $700,000 par value of 12% Subordinated Convertible Notes due 2007 issued by Fortune into common stock. Each fund received 1,122,394 shares. That total includes one year's prepaid interest, and one month's accrued interest, both paid in stock valued at $.75 per share. As a result of this conversion, Fortune now has 14,601,444 common shares outstanding and the Renaissance funds hold, in the aggregate, approximately 15.4% of that total. Consequently, Fortune's debt has been reduced by $700,000 and its annual cash interest payment has been reduced by $84,000.

      Tyrone J. Fairbanks, Fortune's President and CEO commented, "We were pleased to have the Renaissance funds as noteholders and we are equally pleased to have them as shareholders. We appreciate the vote of confidence." Mr. Fairbanks added, "To the best of our knowledge, this brings institutional ownership of Fortune's outstanding common stock to approximately 25%."

      Russell Cleveland, President of Renaissance Capital Group, Inc., the investment manager of the Renaissance funds, added, "We are encouraged by the recent rebound in Fortune's common stock and their prospects for the future."

      FORTUNE NATURAL RESOURCES CORPORATION is an independent oil and gas exploration and production company with its principal properties located onshore and offshore Louisiana and Texas. Certain statements in this news release regarding future expectations and plans may be regarded as "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. They are subject to various risks, such as operating hazards, drilling risks, and other uncertainties inherent in the business of exploring for, developing and producing oil and gas which may be beyond the Company's control. For a discussion of the contingencies and uncertainties affecting future events and forward-looking statements, see Fortune's most recent Annual Report on Form 10-K, as well as other filings with the Securities and Exchange Commission. There can be no assurance that the Company will be successful in meeting its expectations.


                                   **********

                                                  Company Contact: Angela McLane
                                                                  (281) 872-1170



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Item 7. Financial Statements and Exhibits

      None.




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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FORTUNE NATURAL RESOURCES  CORPORATION



                               By: /s/ Dean W. Drulias
                                   -------------------------------------
                                   Dean W. Drulias
                                   Executive Vice President and General Counsel



Date:  February 7, 2000

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